Exhibit 10.6

Amendment No. 1 to the Financing Rules – Promotora Médica Las Américas S.A.

AMENDMENT NO. 1

FINANCING RULES

October 13, 2010

As the Recipient

PROMOTORA MÉDICA LAS AMÉRICAS S.A.

As Creditors

Banco de Bogotá S.A.

Banco de Occidente S.A.

Bancolombia S.A.

Leasing Bancolombia S.A.

As Agent for Financing and Trustee

FIDUCIARIA DE OCCIDENTE S.A.

As Transaction Structuring Agent

CORPORACION FINANCIERA COLOMBIANA S.A.

Amendment No. 1 to the Financing Rules – Promotora Médica Las Américas S.A.

AMENDMENT NO. 1 TO THE FINANCING RULES

The Creditors (as they are defined in the Financing Rules), duly established and currently existing legal entities, who act properly represented by each of the legal representatives and/or persons holding special power of attorney signing the Financing Rules for Promotora Médica Las Américas S.A., signed on January 29, 2010, identified as they appear underneath their respective signatures, as they appear in the certificates of existence and legal representation and in the powers of attorney, which are attached (Addendum 1) and PROMOTORA MÉDICA LAS AMÉRICAS S.A., a duly established and currently existing company headquartered in the city of Medellin, as shown in the certificates of existence and legal representation issued by the Chamber of Commerce of Medellin, which are attached (Addendum 2) (hereinafter, the “Debtor” and/or the “Recipient”), expressly declared that the pertinent processes having been completed and, in accordance with the current internal regulations for each of them, they have approved the following: i) the granting of a Waiver to the Rules of that financing, in which it is agreed to not have as the cause of a breach under Chapter 7 of the Financing Rules that of not having complied with the capitalization obligation by the shareholders of the Recipient in the amount of 7,500,000,000 pesos (SEVEN BILLION FIVE HUNDRED MILLION PESOS), expected on June 30, 2010 in subsection c) of Section 4.1 of the Financing Rules; and ii) the signing of this Amendment to the Rules, which derives its existence from the need to introduce a modification to the Rules about aspects of the credit and contractual legal relationship for the Creditors and the Recipient that are not to be found in the Financing Rules initially signed, for the purpose of making the granting of a Waiver approved by the Creditors Committee effective.

This Amendment to the Financing Rules will be governed by the terms, definitions, and conditions shown in those Rules and by the applicable legal standards, subject to the following:

CONSIDERATIONS

a.	The Recipient is interested in entering into leasing transactions and in contracting credit sources with financial establishments legally authorized to operate in Colombia.

b.	The Recipient is interested in financing the construction of the Project and improving its current debt profile under a real estate leasing mechanism.

c.

For that purpose, the Creditors jointly but not severally agreed to sign the Leasing Contract and/or to grant the line of credit, whichever is the case (as those terms were defined in Chapter 1 of the Rules), to the Recipient, under the terms and conditions provided for in the Financing Documents (as that term was defined in Chapter 1 of the Rules).

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Amendment No. 1 to the Financing Rules – Promotora Médica Las Américas S.A.

d.	For that purpose, the Creditors and the Recipient signed the Financing Documents, among which are the Financing Rules, signed on January 29, 2010 by the Creditors, Recipient, and Financing Agent.

e.

On July 28, 2010, the Recipient sent a letter to the Creditors Committee requesting a Waiver to be granted with regard to the obligation set forth in subparagraph c) of Section 4.1. of the Financing Rules, due to an unjustified delay by the Office of the Financial Superintendent, not attributable to the Recipient, in ruling on the authorizations to carry out the capitalization operation referred to, which had been requested in a timely manner.

f.

On October 15, 2010, the Creditors Committee, having studied the request sent by the Recipient on July 20, 2010 and having the authorization of 100% of the Creditors, in compliance with the majority provided for in the second subparagraph of Section 9.3 of the Financing Rules, agreed to grant the Recipient the Waiver on the conditions required by the latter and ordered the assuming of a new period of time for the Recipient to fulfill the obligation in question.

g.

For full compliance with the objectives for the proposed financing and the effectiveness of the Waiver granted by the Creditors Committee, it is necessary to adjust the fulfillment dates of one of the Recipient’s positive commitments stipulated in Chapter 4 of the Rules.

h.

Subparagraph a) of Section 10.9 of the Rules: “Modifications to the Rules” sets forth that any “modification of the period and other financial conditions of the credit or the leasing transaction, as well as the guarantees supporting them, will require the favorable vote of 100% of the Creditors and the Recipient….”

i.

Complying with the special majorities indicated in Section 10.9, subparagraph a) of the Rules, each and every one of the Creditors has the authorization from their respective competent corporate bodies to sign this Amendment to the Financing Rules for the benefit of the Recipient.

j.

Likewise, complying with the special majorities indicated in Section 10.9, subparagraph a) of the Rules, the Recipient has the authorization of its competent corporate bodies to sign this Amendment to the Financing Rules.

Based on the preceding considerations, and having complied with all of the requirements imposed by subparagraph a) of Section 10.9 of the Financing Rules, the parties agree to the following:

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Amendment No. 1 to the Financing Rules – Promotora Médica Las Américas S.A.

ARTICLES

ARTICLE 1 – Modification of Chapter 1 – Definitions: The eleventh definition from Chapter 1, corresponding to the term “Capitalization” of the Financing Rules, which for all purposes will read as follows:

“Capitalization: This is the capitalization that the Recipient’s shareholders will make in two of the Recipient’s capitalizations, one for the sum of 7,500,000,000 pesos (SEVEN BILLION FIVE HUNDRED MILLION PESOS), no later than December 31, 2010, and the other for 7,500,000,000 pesos (SEVEN BILLION FIVE HUNDRED MILLION PESOS), no later than June 30, 2011, as shown in Minutes No. 45 of the Recipient’s General Shareholders’ Meeting of December 10, 2009 (Addendum 4), as well as the granting of a waiver (“Waiver”) granted to the Recipient by the Creditors Committee on October 8, 2010, which forms a part of these Rules.”

ARTICLE 2 – Modification of Subparagraph c) of Section 4.1: Subparagraph c) of Section 4.1 to be modified – “Positive Commitments of the Recipient” from Chapter 4 of the Financing Rules, which for all purposes will read as follows:

“[…]

SECTION 4.1. – Positive Commitments of the Recipient

In the event the Recipient chooses to use the Credit and signs the Leasing Contract, in addition to fully adhering to the obligations appearing in the promissory notes of the aforementioned contract and in these Rules, it must comply with the following positive commitments until such time that the monetary obligations of capital and interest on the Credit and from the leasing transaction have been totally paid.

[…]

c.

Notify the Creditors about the capitalization that the Recipient’s shareholders will make in an amount that will not be less than 15,000,000,000 pesos (FIFTEEN BILLION PESOS) in the following way: 7,500,000,000 pesos (SEVEN BILLION FIVE HUNDRED MILLION PESOS) no later than December 31, 2010, and 7,500,000,000 pesos (SEVEN BILLION FIVE HUNDRED MILLION PESOS) no later than June 30, 2011 […].”

ARTICLE 3 – Modification of Paragraph 5 of Section 6.1: Paragraph 5 of Section 6.1 “Financial Commitments” from Chapter 6 of the Financing Rules to be modified, which for all purposes will read as follows:

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Amendment No. 1 to the Financing Rules – Promotora Médica Las Américas S.A.

5. Capitalization:

No later than December 31, 2010	No later than June 30, 2011
7,500,000,000 pesos (SEVEN BILLION FIVE HUNDRED MILLION PESOS)	7,500,000,000 pesos (SEVEN BILLION FIVE HUNDRED MILLION PESOS)

ARTICLE 4 – Addition and Modification of Section 7.2: A paragraph to be added to Section 7.2 “Procedure and Special Consequences Due to a Declaration of the Cause of a Breach of Subsection d) of Section 7.1” of Chapter 7 of the Financing Rules, which for all purposes will read as follows:

“SECTION 7.2. – Procedure and Special Consequences Due to a Declaration of the Cause of a Breach of the Subsections of Section 7.1.

1)

When the Recipient’s shareholders breach their obligation to provide capitalization of 7,500,000,000 pesos (SEVEN BILLION FIVE HUNDRED MILLION PESOS) no later than December 31, 2010, referred to in subparagraph c) of Section 4.1.: once the breach has been declared, they must pay the Creditors an additional fee equal to 0.25% (zero point twenty-five percent) on the total amount pending capitalization as of December 31, 2010, in terms of what is provided for in the Rules.

The Creditors’ rights to the total amount of the fee described shall be calculated pro rata for the percentage share of each of the Class “A” Creditors and each of the Class “B” Creditors in the tranches forming the financing.

If a breach by the Recipient does not occur in the terms described above, the right to the aforementioned fee will be understood as not having been incurred, and therefore will not result in any legal effects for the parties.

2)	When the Cause of a Breach described in subparagraph d) of preceding Section 7.1 occurs, the following rules will be applied:

a.	The Creditors will immediately suspend disbursements from the credit and those derived from the Leasing Contract.

b.	The Recipient will have 30 (thirty) calendar days from the payment due date to remedy this Cause of a Breach. In any case, it will pay the late fees for the number of days the delinquency lasts.

c.

The term provided for in the immediately preceding subparagraph having been fulfilled without the Debtor remedying the Cause of a Breach, the Creditors will be able to individually and automatically accelerate the due dates for all of the Debtor’s obligations corresponding to each of those disbursements actually made by the Creditors because of the use of the Available Amount and demand immediate payment for all pending balances, including late fees incurred and paid in accordance with what is set forth in the corresponding promissory note or in these

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Amendment No. 1 to the Financing Rules – Promotora Médica Las Américas S.A.

Rules or in the Leasing Contract, whichever is the case, from the date the payment and/or the fee is due, without prejudice to what is shown in Article 69 of Law 45 of 1990, for which purpose they may initiate the execution or respective collection efforts for the promissory notes and enforce the corresponding guarantees.”

ARTICLE 5 – Scope of this Amendment: Anything not modified, added to, and/or clarified in the Rules and/or in the other Financing Documents by means of this amendment, will remain valid and with the same text. As a consequence, the rest of the subparagraphs of Section 4.1., as well as the rest of the chapters and sections of the Financing Rules will not have any other modifications.

ARTICLE 6 – Effective Period and Execution: This Amendment to the Financing Rules will be understood as becoming effective when signed by the Creditors, Recipient, and Financing Agent.

AS PROOF OF THE PRECEDING, the Creditors and Recipient sign this Amendment to the Financing Rules on the thirteenth day of the month of October of the year 2010 (two thousand ten).

RECIPIENT

[signature]
Promotora Médica Las Américas S.A.
Legal Representative
Name:	EDUARDO VARGAS MARTINEZ
C.C.:	8,280,758
Address:	Carrera 80 Diagonal 75B No. 2A – 120
City:	Medellin

CREDITORS

[signature]
Leasing Bancolombia S.A.
Person Holding Power of Attorney
Name:	JUAN DAVID PALACIO SIERRA
C.C.:	71,311,563
Address:	Carrera 43A No. 11 – 44
Phone:	3196878
City:	Medellin

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Amendment No. 1 to the Financing Rules – Promotora Médica Las Américas S.A.

[signature]
Banco de Occidente S.A.
Legal Representative
Name:	JAIME GIRALDO GARCIA
C.C.:	10,216,565
Address:	Carrera 43 No. 1 Sur – 220, 5th Floor, Porvenir Building
City:	Medellin

[signature]
Banco de Bogotá S.A.
Person Holding Power of Attorney
Name:	VICTOR MUNERA GIL
C.C.:	15,346,525
Address:	Carrera 43 A 9 Sur, 8th Floor, Las Villas Business Center Building, BANCO DE BOGOTA
City:	Medellin

[signature]
Bancolombia S.A.
Legal Representative
Name:	LUIS CARLOS AMAYA LOPEZ
C.C.:	71,604,402
Address:	Avenida Los Industriales, Carrera 48 No. 26-85, 7th Floor, Sector C
Phone:	4042034
City:	Medellin

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GRANTING OF A WAIVER TO THE RECIPIENT OF THE FINANCING RULES –

PROMOTORA MÉDICA LAS AMÉRICAS S.A.

The Creditors Committee, composed of the representatives of each of the Creditors in the leasing and credit transaction granted to PROMOTORA MÉDICA LAS AMÉRICAS S.A., whose Financing Rules were signed on January 29, 2010, refers to a request for a WAIVER submitted on July 28, 2010, subject to the following:

CONSIDERATIONS

1.

The terms used and appearing in this document with the first letter capitalized will have the same meaning attributed to them in the Financing Rules – Promotora Médica Las Américas S.A., signed on January 29, 2010.

2.

On March 23, 2010, the Prospectus for the Issuing and Placement of Common and Preferred Shares, together with all of it supporting information, was filed with the Office of the Financial Superintendent of Colombia, in the proper way, requesting that entity to issue the corresponding authorizations.

3.

On April 24, 2010, the Office of the Financial Superintendent of Colombia sent a letter with its comments about the Prospectus and an additional request for the financial information to be updated as of March 2010, requests that were responded to completely and in a timely way by PROMOTORA MÉDICA LAS AMÉRICAS S.A., by means of a letter sent on May 28, 2010.

4.

On July 16, 2010, the Office of the Financial Superintendent of Colombia informed PROMOTORA MÉDICA LAS AMÉRICAS S.A., among other things, that in the course of that week it would send its additional comments about the Prospectus. As of this date, PROMOTORA MÉDICA LAS AMÉRICAS S.A. has not received those comments nor any response from that entity, despite the enormous efforts that have been made with the Office of the Superintendent in question to obtain a response and the corresponding authorizations.

5.	The Creditors have been informed about the preceding facts, among others, by means of Letter No. 200-119059 dated July 27, 2010.

6.

In accordance with Section 4.1 of the Financing Rules, capitalization by the Recipient’s shareholders in the amount of 7,500,000,000 pesos (SEVEN BILLION FIVE HUNDRED MILLION PESOS) should have been made no later than June 30, 2010. Nevertheless, taking into account the facts stated in the preceding paragraphs, which are attributable to the Office of the Financial Superintendent of Colombia, it has not been possible, as of this date, to obtain the necessary legal authorizations. As such, it has become impossible to fulfill the aforementioned capitalization in a timely manner and within the period currently stipulated in the Rules.

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7.

In the exercise of the duties stipulated in Section 9.3, subparagraph (ii) of the Financing Rules, and taking into account the facts referred to, the Recipient has requested the Creditors Committee to grant a Waiver, with the corresponding authorization to sign an amendment to the Financing Rules, according to the conditions mentioned in its Letter No. 2000-119-065 dated July 28, 2010.

8.

Once the request was studied, taking into account the delays caused by the Office of the Superintendent in issuing the authorizations, and having the approval of 100% of the Creditors, in compliance with the majority provided for in the second subparagraph of Section 9.3. of the Financing Rules, it has been agreed to grant the Recipient a Waiver, according to the conditions required and order the assuming of a new period for the Recipient to fulfill the obligation referred to in Section 4.1 of the Financing Rules.

Due to the preceding, the Creditors declare the following:

1.

For the year 2010, the omission by the Recipient to capitalize 7,500,000,000 pesos (SEVEN BILLION FIVE HUNDRED MILLION PESOS) by means of its shareholders within the period set forth in subparagraph c) of Section 4.1 of the Rules will not be considered as the Cause of a Breach under Chapter 7 of the Rules. In consequence, the Creditors will refrain from declaring a breach of the positive commitments of the Recipient, in terms of subparagraph d) of Section 7.1 of the Rules, refraining, therefore, from applying the measures provided for in Section 7.2 and subsequent, especially in what refers to a suspension of disbursements from the credit and from the leasing transaction.

2.

The period for the capitalization to be made by the Recipient’s shareholders for the sum of 7,500,000,000 pesos (SEVEN BILLION FIVE HUNDRED MILLION PESOS), initially foreseen for June 30, 2010 in subparagraph c) of Section 4.1 of the Financing Rules, is hereby extend by six (6) months, reason for which said capitalization must be carried out by the Recipient’s shareholders no later than December 31, 2010.

3.

In the case of a breach of this newly authorized period by the Recipient, the right of the Creditors to an additional fee of 0.25% (zero point twenty-five percent) of the total amount pending capitalization as of December 31, 2010 must be stipulated, which amount will be distributed pro rata, according to the Creditors share in each tranche of the financing.

4.

Except for what is expressly provided for in this Waiver, the rest of the provisions of the Financing Rules will continue in force and without any kind of modification, in particular those contained in Chapters 4 and 5 of the same.

This document is issued on the eighth (8) day of the month of October of 2010.

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CREDITORS:

[signature]

Leasing Bancolombia S.A.

Person Holding Power of Attorney
Name:	JUAN DAVID PALACIO SIERRA
C.C.:	71,311,563
Address:	Carrera 43A No. 11 – 44
Phone:	3196878
City:	Medellin

[signature]
Banco de Occidente S.A.
Legal Representative
Name:	JAIME GIRALDO GARCIA
C.C.:	10,216,565
Address:	Carrera 43 No. 1 Sur – 220, 5th Floor, Porvenir Building
City:	Medellin

[signature]
Banco de Bogotá S.A.
Person Holding Power of Attorney
Name:	VICTOR MUNERA GIL
C.C.:	15,346,525
Address:	Carrera 43 A 9 Sur, 8th Floor, Las Villas Business Center Building, BANCO DE BOGOTA
City:	Medellin

[signature]
Bancolombia S.A.
Legal Representative
Name:	LUIS CARLOS AMAYA LOPEZ
C.C.:	71,604,402
Address:	Avenida Los Industriales, Carrera 48 No. 26-85, 7th Floor, Sector C
Phone:	4042034
City:	Medellin

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FINANCING AGENT:

Fiduciaria de Occidente S.A.
Legal Representative
Name:
C.C.:
Address:
City:

PROMOTORA MÉDICA LAS AMÉRICAS S.A. accepts the contents of this document.

[signature]
Promotora Médica Las Américas S.A.
Legal Representative
Name:	EDUARDO VARGAS MARTINEZ
C.C.:	8,280,758
Address:	Carrera 80 Diagonal 75B No. 2A – 120
City:	Medellin

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